                                                                      Exhibit 24
                                POWER OF ATTORNEY

         Know all by these presents, that the undersigned hereby constitutes and appoints each of Nicholas J. Galassi and Joseph Del Preto, signing singly, the undersigned's true and lawful attorney-in-fact to:

        1.  Execute   for  and  on  behalf  of  the   undersigned,   in  the
            undersigned's   capacity  as  an  officer  and/or   director  of
            InnerWorkings,  Inc.  (the  "Company"),  Forms  3,  4  and  5 in
            accordance with Section 16(a) of the Securities  Exchange Act of
            1934 and the rules and regulations promulgated thereunder;

        2.  Do and  perform  any  and all  acts  for  and on  behalf  of the undersigned  which may be necessary or desirable to complete and execute  any  such  Form 3, 4 or 5,  complete  and  execute  any amendment or  amendments  thereto and timely file such form with the United States  Securities  and Exchange  Commission  and any
            national quotation system,  national securities exchange,  stock exchange or similar authority; and

        3.  Take any other action of any type  whatsoever in connection with the foregoing  which,  in the opinion of such  attorney-in-fact, may  be of  benefit  to,  in the  best  interest  of or  legally required  by the  undersigned,  it  being  understood  that  the documents  executed  by such  attorney-in-fact  on behalf of the undersigned  pursuant to this Power of Attorney shall be in such form  and  shall  contain  such  terms  and  conditions  as such
            attorney-in-fact   may   approve   in  such   attorney-in-fact's
            discretion.

        The undersigned hereby grants to each such  attorney-in-fact  full power and  authority  to do and  perform  any  and  every  act  and  thing  whatsoever requisite,  necessary  or proper to be done in the exercise of any of the rights and  powers  herein  granted,  as  fully  to all  intents  and  purposes  as the undersigned  might  or  could  do if  personally  present,  with  full  power of substitution  or  revocation,  hereby  ratifying  and  confirming  all that such attorney-in-fact,  or such attorney-in-fact's  substitute or substitutes,  shall lawfully  do or cause to be done by virtue  of this  Power of  Attorney  and the rights  and  powers  herein  granted.  The  undersigned  acknowledges  that  the foregoing  attorneys-in-fact,  in serving in such capacity at the request of the undersigned,  are  not  assuming,  nor  is  the  Company  assuming,  any  of the undersigned's  responsibilities  to comply  with  Section  16 of the  Securities
Exchange Act of 1934.

        This Power of Attorney  shall  remain in full force and effect until the undersigned  is no longer  required to file Forms 3, 4 and 5 with respect to the undersigned's  holdings of and transactions in securities issued by the Company, unless earlier revoked by the  undersigned in a signed writing  delivered to the foregoing attorneys-in-fact.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 28th day of November, 2006.

                                        /s/ Linda Wolf
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                                        Signature

                                        Linda Wolf
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                                        Print Name